UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2023

Commission File Number	Exact Name of Registrant as Specified in its Charter, State or other Jurisdiction of Incorporation, Address of Principal Executive Offices, Zip Code, and
	Registrant's Telephone Number, Including Area Code	IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 525 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218
1-4928	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liability company) 525 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	56-0205520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy	Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC
Duke Energy	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC
Duke Energy	3.85% Senior Notes due 2034	DUK	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On December 15, 2023, the North Carolina Utilities Commission (the “NCUC”) issued an order approving an increase in base rates, implementing Performance-Based Regulation, and approving a number of settlements reached by Duke Energy Carolinas, LLC (“DEC”), the Public Staff – North Carolina Utilities Commission (the “Public Staff”) and other parties during the proceeding, which resolved certain issues in DEC’s base rate case proceeding originally filed with the NCUC on January 19, 2023. The settled issues approved by the NCUC include (i) agreement on prudence of plant-related investments as of June 30, 2023, (ii) agreement on capital projects and related costs to be included in the 3-year multi-year rate plan, (iii) the acceptance of depreciation rates proposed by DEC, with certain adjustments, (iv) support for full recovery of Grid Improvement Plan deferred costs over 18 years with a debt return during the deferral period and a full weighted-average cost of capital return during the amortization period, and (v) the future treatment of nuclear production tax credits related to the Inflation Reduction Act.

In addition, the December 15, 2023, NCUC order approved a return on equity of 10.1% based upon a capital structure of 53% equity and 47% debt. The order also approved the recovery of deferred COVID-related costs, with minor adjustments, over a three-year period with a return on the unamortized balance during the deferral and amortization periods.

DEC will implement revised Year 1 rates and residential decoupling in January 2024.

An overview providing additional detail on the order is attached to this Form 8-K as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Duke Energy Carolinas Summary of North Carolina Rate Case Order.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: December 18, 2023	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary

DUKE ENERGY CAROLINAS, LLC

Date: December 18, 2023	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Legal, Chief Governance Officer and Assistant Secretary